Summary Prospectus | March 1, 2020
Pro-Blend Extended Term Series
Class/Ticker: S/MNBAX I/MNBIX R/MNBRX L/MNECX W/MNBWX  Z/No Ticker
This is the Summary Prospectus of the Pro-Blend Extended Term Series – Class S, Class I, Class R, Class L, Class W, and Class Z Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www.manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The prospectus and the statement of additional information of the Series, both dated March 1, 2020, as each may be amended or supplemented, are incorporated into this Summary Prospectus.
Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.
You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.
Investment Goal
The Series’ primary objective is to provide long-term growth of capital, and its secondary objective is to provide preservation of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class I shares or Class Z shares, which are not reflected in the table or the Example below.
CLASS	S	I	R	L	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees[2]	0.25%	None	0.50%	1.00%	None	None
Other Expenses[3]	0.21%	0.26%	0.27%	0.20%	0.12%	0.12%
Total Annual Fund Operating Expenses[4]	1.06%	0.86%	1.37%	1.80%	0.72%	0.72%
Less Fee Waiver and/or Expense Reimbursement[5]	None	(0.01)%	(0.02)%	None	(0.62)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.06%	0.85%	1.35%	1.80%	0.10%	0.70%
[1]	Management fees have been restated to reflect contractual changes to the management fees paid by the Series.
[2]	Distribution and Service (12b-1) Fees for Class S shares have been restated to reflect the implementation of a 0.25% 12b-1 Fee.
[3]	Other expenses have been restated to reflect current fees.
[4]	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in the prospectus (and in the Series’ financial statements) because (a) management fees have been restated to reflect contractual changes to the management fees paid by the Series; (b) Distribution and Service (12b-1) Fees for Class S Shares have been restated to reflect the implementation of a 0.25% 12b-1 Fee; (c) other expenses have been restated to reflect current fees; and (d) the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[5]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class S, Class I, Class R, and Class L shares, 0.70% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	S	I	R	L	W	Z
1 Year	$108	$87	$137	$183	$10	$72
3 Years	$337	$271	$428	$566	$32	$224
5 Years	$585	$471	$739	$975	$56	$390
10 Years	$1,294	$1,049	$1,624	$2,116	$128	$871
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 61% of the average value of its portfolio.
Principal Investment Strategies
By focusing on growth of capital and to a lesser extent on preservation of capital, the Advisor seeks to participate, over the long term, in the growth of the stock market, but with less volatility than is typically associated with an investment in the general stock market.
The Series invests primarily in common stocks and long-term fixed income securities. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). The Series may invest in stocks of small-, large-, or mid-size companies. In the fixed income portion of the portfolio, the Series invests primarily in U.S. Treasury securities, and U.S. and foreign mortgage-backed and asset-backed securities and corporate bonds. The Series invests primarily in fixed income securities with maturities of 7 to 20 years but may invest in securities of any maturity. The Series invests primarily in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor), but may also invest in non-investment grade securities (junk bonds). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.
In addition, the Series may buy and sell futures contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.
The Advisor will consider selling a security if:
•	it no longer fits the Series’ investment strategies or valuation discipline;
•	it has reached the Advisor’s target sell price; or
•	a more attractive investment opportunity is identified.
The words “Extended Term” in the Series’ name describe the investment horizon of those investors who may want to consider investing in the Series and do not reflect the Series’ maturity restrictions with respect to its investments in fixed income securities.
Please see the “More Information About the Series’ Principal Investment Strategies and Principal Risks” section of the prospectus for the historical high and low equity exposures of the Series.

Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock or bond markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower-rated investment grade securities and junk bonds.
•	Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.
•	Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows, changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Series' performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):
•	High-yield securities may underperform other sectors of the bond market, or the market as a whole.
•	The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.
•	The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.
Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments,

they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.
Mortgage- and asset-backed securities risks — The Series' investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:
•	Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
•	Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index and a 40/15/45 Blended Index, 40% of which is the Russell 3000® Index, 15% of which is the MSCI ACWI ex USA Index, and 45% of which is the Bloomberg Barclays U.S. Aggregate Bond Index. The 40/15/45 Blended Index is provided because it better reflects the asset allocation of the Series as compared with the broad-based index. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 09/30/2010): 9.20%
Lowest (quarter ended 09/30/2011): (11.44)%

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	19.29%	5.32%	7.15%
Return After Taxes on Distributions	17.84%	4.21%	5.99%
Return After Taxes on Distributions and Sale of Series Shares	12.08%	3.91%	5.51%
Class I Shares – Return Before Taxes	19.51%	5.57%	7.41%
Class R Shares – Return Before Taxes	18.89%	5.04%	6.86%
Class L Shares – Return Before Taxes	18.39%	4.53%	6.36%
Indices: (reflect no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%
40/15/45 Blended Index	19.46%	6.87%	7.99%
The Series’ Class R Shares and Class L Shares commenced operations on June 30, 2010 and January 4, 2010, respectively, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. No performance is shown for the Class W Shares because they do not have a full calendar year of operations. No performance is shown for the Class Z Shares because they were not active prior to the date of this prospectus. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities.
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for managing the overall asset allocation of the Series, approving the Series’ equity investments, and working with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Global Core Team and the head of the Fixed Income Group are listed below.
Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, Head of U.S. Equity Core Team, has managed the Series since 2002.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, Head of Non-U.S. Equity Core Team, Managing Director of Global Strategies Group, has managed the Series since 1993.
Head of Fixed Income Group:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Class S, Class R and Class L shares of the Series is $2,000. The minimum initial investment of the Class I shares and Class Z shares of the Series is $1,000,000. The minimum initial investments of each class are waived for certain qualified retirement accounts and discretionary investment accounts of the Advisor. There is no minimum initial investment for the Series’ Class W shares. In addition, the Class S, Class R and Class L shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
MNBAX Summ 03/01/2020